                          OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                           Supplement dated September 11, 2003 to
                           the Prospectus dated November 22, 2002

The Prospectus is changed as follows:

1.   This supplement replaces the supplement dated December 19, 2002.

2. The Board has  approved  replacing  the  Fund's  fundamental  investment
policy  on   investing   in  U.S.   government   securities   with  a   revised,
non-fundamental  policy  which will require that the Fund invest at least 80% of its net assets in U.S. government securities. At a meeting scheduled for October
3, 2003,  shareholders of record at the close of business on August 1, 2003 will be asked to approve that proposal. If approved by shareholders, the Fund will be permitted to invest up to 20% of its assets in  mortgage-backed  securities that
are  not  issued  or  guaranteed  by  the  U.S.  government,   its  agencies  or
instrumentalities,  asset-backed  securities,  investment  grade  corporate debt obligations (having a rating, at the time of acquisition by the Fund of at least
"BBB" by Standard & Poor's Rating Service or "Baa" by Moody's  Investors Service
or a  comparable  rating  by  another  nationally-recognized  securities  rating organization, or, if unrated, deemed by the Manager to have a comparable rating)
and certain  other high quality debt  obligations.  By investing in the types of
non-U.S.  government  securities described above, the Fund may experience higher yields.  However,  shareholders  should be aware that with increased yield comes increased  risk such as  credit/default  risk and  interest  rate risk.  If that proposal is  approved by  shareholders,  the Fund's  prospectus  will be amended accordingly.

3.  Effective  January 1, 2003, the Fund will not pay a fixed dividend rate for its Class A shares.  Instead,  the Fund's  dividend  rate will vary with the income earned on the Fund's investments.  Accordingly, the Prospectus is amended as follows:  the first three sentences of the second paragraph under "Dividends,
Capital Gains and Taxes - Dividends" on page 31 are deleted in their entirety.

September 11, 2003                                          PS0855.033